InSite Vision Incorporated / QLT Inc. Transaction InSite Vision Incorporated / QLT Inc. Transaction June 8, 2015 Exhibit 99.1

Cautionary Statement Regarding Forward
Looking Statements
Cautionary Statement Regarding Forward
Looking Statements
Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, the timetable for and ability of QLT and InSite
Vision to make future filings with the FDA,
including with respect to BromSite™ and DexaSite™, and to conduct future clinical trials, including with respect to the QLT retinoid product candidate, the benefits and synergies of the transaction, including for InSite
Vision’s and the combined company’s
stockholders, future opportunities for the combined businesses, including with respect to its product candidates and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-
looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks
and
uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements.
These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which QLT and InSite
Vision operate; the commercial success of QLT’s and InSite
Vision’s products; the parties’
ability to satisfy the merger agreement conditions and consummate the merger on the anticipated timeline or at all; QLT’s ability to successfully integrate InSite
Vision’s operations and employees with QLT’s existing business; the ability to realize anticipated growth,
synergies
and
cost
savings;
QLT’s
and
InSite
Vision’s
research
and
development
risks,
including
with
respect
to
QLT091001,
QLT’s lead retinoid product candidate, for the treatment of inherited retinal diseases, and InSite
Vision’s efforts to develop and
obtain FDA approval of BromSite™ and DexaSite™, and the combined company’s ability to successfully commercialize, either alone or with partners, such product candidates. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in (i) QLT’s SEC filings, including its Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March
31, 2015 under the caption “Risk Factors” and elsewhere in such reports; and (ii) InSite
Vision’s SEC filings, including its Annual
Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 under the caption “Risk Factors” and elsewhere in such reports. The forward-looking statements made herein speak only as of the date hereof and none of QLT, InSite
Vision or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Important Information for Stockholders
Important Information for Stockholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any
vote or approval, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction between
QLT
and
InSite
Vision,
QLT
will
file
with
the
Securities
and
Exchange
Commission
(the
“SEC”)
a
registration
statement
on
Form S-4 that will include a proxy statement of InSite
Vision that also constitutes a prospectus of QLT. The definitive proxy statement/prospectus will be delivered to stockholders of InSite
Vision. INVESTORS AND SECURITY HOLDERS OF INSITE VISION ARE
URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC
CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors in InSite
Vision will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by QLT and InSite
Vision through the website
maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by QLT will be available free of charge on
QLT’s website at www.QLT.com
or by contacting QLT’s Investor and Media Relations at 212-600-1902. Copies of the documents filed
with
the
SEC
by
InSite
Vision
will
be
available
free
of
charge
on
InSite
Vision’s
website
at
www.InSiteVision.com
or
by
contacting InSite
Vision at 510-747-1220.
QLT, InSite
Vision, their respective directors and certain of their executive officers and employees may be considered participants in the
solicitation
of
proxies
in
connection
with
the
proposed
transaction.
Information
regarding
the
persons
who
may,
under
the
rules
of the SEC, be deemed participants in the solicitation of the QLT and InSite
Vision shareholders in connection with the proposed
merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of QLT is set forth in its
Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2015. Information about the directors and executive officers of InSite
Vision is set forth in its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on February 19, 2015.

4 Agenda Agenda Transaction Highlights Transaction Overview Strategic Investments and Distributions The “New” QLT Pipeline Overview & Update Q&A

Transaction Highlights
Transaction Highlights
Creation of a well-capitalized diversified, pure
play,
late-stage specialty
ophthalmic company
Late-stage, diversified ophthalmic pipeline focused on front of the eye and retinal indications
-
Cash flow generating royalty stream (AzaSite)
-
BromSite™ NDA to be submitted to FDA this week
-
Second NDA planned for DexaSite™ by 1H 2016
-
Rapid Phase 3 clinical trial initiation for ultra orphan retinoid product (QLT091001)
and planned MAA filing for conditional approval in 2016
-
Multiple
ophthalmology
clinical
assets
–
combination
of
low-risk,
and
high
upside
products
-
Proprietary
drug
delivery
technology
(DuraSite
®
)
validated
by
two
approved
products
(AzaSite
®
& Besivance
®
)
Pipeline with significant commercial opportunity and long exclusivity
Major exchange listed: NASDAQ & TSX
-
Potential to unlock InSite’s assets’ values vs. current OTC/BB listing

Transaction Highlights
Transaction Highlights
Strong cash position/balance sheet
Sufficient funding for expected development costs of QLT’s retinoid program and InSite’s lead products
Cash flow generating royalty stream (AzaSite)
Potential milestones ($16M+) and royalty streams from ROW partnerships
AzaSite
(NiCox/Europe, Senju/Japan) and BromSite
(Nicox/Europe)
Favorable Canadian tax domicile and significant Canadian NOLs retained by QLT
Provides significant strategic flexibility for partnering / M&A
Acquirer of choice for ophthalmic assets given low tax jurisdiction
Over $140 million of Canadian NOLs and R&D tax credits
Multiple
significant
news
flow
and
potential
value
creation
events
in
near-
and
medium-term
Leadership and operational teams drawn from legacy QLT and InSite
Vision teams

BROADFIN

EcoR1 CAPITAL

InSiteVision Solutions for Sight

Transaction Overview
Transaction Overview
The
New QLT
(QLT Acquisition of InSite Vision)
Approximately $70 million pro forma
cash balance from QLT and new
investors to fund retinoid program and
InSite’s product candidates, including
$20 million from co-investors
Funding for pipeline and operations
Enhanced ophthalmic clinical experience
Maintains Canadian domicile
Maintains Canadian NOLs
Approximately $25 million “restricted”
cash balance (redeemable convertible
notes/escrow)
Creates a well-capitalized, pure
play, late-stage specialty ophthalmic
company with a Canadian-domicile
and broad pipeline of products
All-share transaction at an exchange
ratio of 0.048x
Implies a purchase price per share of
$0.178 for InSite, a 27% premium to
InSite’s closing price as of 6/5/2015
Pro forma ownership split:
QLT: 89.0%
InSite Vision: 11.0%
Shareholder approvals/regulatory
approvals
QLT unanimous Board approval; no QLT
shareholders approvals required
InSite to file proxy statement and
schedule shareholder vote
Expected closing in Q3 2015
Post-close, “New” QLT will continue
dual exchange listing
NASDAQ: QLTI
TSX: QLT
Deal Facts
$20 million new investment from 3
funds
Additional liquidity opportunity for
shareholders
Co-investors commit to purchase
at least $15 million of QLT shares
within 6 months from signing
New Investors
JW Funds

Strategic Investment and Distributions
New QLT to have a cash balance of approximately $70 million
-
Well funded; strong balance sheet and strategic flexibility
New QLT to invest remaining excess cash in concurrently announced strategic investments
-
QLT
to
invest
$45
million
for
9%
stake
in
Aralez
Pharmaceuticals
-
the
merged
Pozen/Tribute
Pharmaceuticals, a specialty pharmaceutical company with significant growth potential
•
Commercial-stage specialty pharmaceutical company that is Irish-domiciled, NASDAQ listed, led by a veteran CEO and proven management team.  The company will be well-capitalized with sufficient funding to support continuation of current marketing efforts, launch of key lead products, and the acquisition of commercial stage assets
•
Distribute/dividend those shares to QLT/InSite shareholders
•
Structured as a tax-free distribution
-
Shareholders of the New QLT will be provided, upon closing of the InSite transaction, with a distribution of $25 million in the form of redeemable convertible notes convertible into shares of QLT
•
Return of capital to shareholders who are interested in near-term liquidity
•
Escrow fund to guarantee cash repayment
•
Structured as a tax-free distribution
•
90-day to two-year redemption period

The New QLT at a Glance
The New QLT at a Glance
Late-stage specialty ophthalmic company with a diversified pipeline focused on front of the eye and retinal indications
Canadian domiciled with headquarters in Vancouver, British Columbia and operations in Alameda,
California
Listed on both the NASDAQ (QLTI) and TSX (QLT) stock exchanges
Financial highlights:
Well-capitalized with pro forma expected cash balance of approximately $70 million & approximately $25 million restricted cash
Over $140 million worth of Canadian NOLs and R&D tax credits
Leadership and operational teams drawn from legacy QLT and InSite Vision teams
Pipeline
strategy
focused
on
clinical/regulatory
execution
and
continued
exploitation
of
DuraSite
®
2
in the research/development of product formulations
Operational and financial synergies to rapidly drive near-
and
mid-term clinical/regulatory development strategy, and to
maintain favorable Canadian domicile

Diverse Pipeline Supports Near-term and
Long-term Growth
Product
Category & Indication
Clinical Stage
Partner Status
Patent Life/Exclusivity
AzaSite®
Antibiotic; Bacterial conjunctivitis
Approved: US/Canada
Pre-MAA: EU/MEA
Phase 1/2
Akorn: US & Canada
Nicox: EU/MEA
Senju: Japan
Retain ROW rights
Issued; 2019
10-years post-approval
Issued; 2020
BromSite™
NSAID; Post-cataract surgery
NDA filing
this week
Pre-MAA: EU/MEA
Retain USA
Nicox: EU/MEA
Retain ROW rights
Issued; 2029
DexaSite™
Steroid; Blepharitis
2016 NDA planned
Retain global rights
Pending; 2029-2034
QLT091001
Retinoid; LCA/RP (Orphan Drug) &
potentially IDA
Phase 3 ready in EU/US
Planned MAA filing
for
conditional approval in
EU
Retain global rights
Issued; 2025
Pending; 2029-2034
DexaSite™
Steroid; Post-cataract surgery
Phase 3 ready
Retain global rights
Pending; 2029-2034
AzaSite Plus™
Antibiotic/steroid combination;
Bacteria-related blepharitis
Phase 3 ready
Retain global rights
Issued 2019
Pending; 2031
ISV-101
NSAID; Severe
dry eye disease due to
inflammation
Phase 1/2 ready
Retain global rights
Issued; 2029
AzaSite Xtra™ (2%)
Antibiotic; Neonatal infection
prevention (Orphan Drug) & bacterial
conjunctivitis
IND ready
Akorn: US/Canada
option
Nicox: EU/MEA
Retain ROW
Issued; 2027-2033
BromDex™
(DuraSite
2)
New NSAID/steroid combination;
post-cataract surgery
IND planning
Retain global rights
Issued; 2029
ISV-104
(DuraSite® 2)
Immunosuppressant; Dry eye disease
Pre-IND
Retain global rights
Issued; 2029
DuraSite® 2 Platform
Platform formulation technology;
front of eye & retinal indications
Pre-IND
Retain global rights
Issued; 2029

NDA to be filed promptly with FDA this week
Potential “best in class” NSAID Positioning
Differentiated label/indication: treatment of inflammation and prevention of pain post-cataract surgery
Largest fill volume/bottle size addresses market need/ophthalmologists request
Near
100%
ophthalmology
awareness
of
DuraSite
vehicle
and
its
benefits
Cataract surgery is a clear global ophthalmology growth opportunity overt the next 10+ years
Long exclusivity: patent protected through 2029
100% global ownership; no royalties owed
BromSite
Overview/Update
BromSite
Overview/Update

CMC/Registration lots to be scheduled for manufacturing: 2H 2015
Potential 2016 NDA filing: Treatment of blepharitis
Potential first approval for blepharitis
DexaSite/AzaSite
Plus MAA discussions continue in Europe
DexaSite Overview/Update
DexaSite Overview/Update

Orphan Drug designation by both the FDA and EMA for significant unmet medical need
$500+ million market potential
FDA Fast Trask status for ultra-orphan indications of Leber Congenital Amaurosis (LCA) and
Retinitis Pigmentosa (RP)
Severe inherited retinal degenerative diseases with progressive vision loss and blindness in childhood (LCA)
or adolescent/adult age (RP)
Disease prevalence: LCA –
1,000-2,000 patients worldwide; RP –
2,000-3,000 patients worldwide
Significant funding on hand to advance the program through approval
Phase 3 Study Highlights
Population: LCA/RP subgroup with confirmed RPE65 or LRAT mutations
Pathophysiology:
Visual
cycle
defect,
impaired
regeneration
of
visual
chromophore
11-cis-retinal,
impaired
phototransduction, retinal degeneration
Drug Profile: Synthetic 9-cis-retinoid, oral solution
Study initiation planned by 1H 2016 and pre-study activities ongoing
Randomized, double-blind design: 1-year treatment period, unblinding, and 1-year follow-up period
Planned MAA Filing for Conditional Approval by 1H 2016
Planned NDA/MAA Filings for Full Approval by 2018
Ultra-Orphan Phase 3-Ready Retinoid Program
(QLT091001)
Ultra-Orphan Phase 3-Ready Retinoid Program
(QLT091001)

Pre-study activities underway for the initiation of the Phase 3 pivotal trial by 1H 2016
Includes engaging global study CRO and clinical study sites, IRB submissions and approvals, manufacturing clinical and registration batches
Q1 2015 –
Meetings held with EU National Regulatory Agencies
Discussions ongoing for the planned submission for conditional approval in EU 1H 2016
Initiating early 2H 2015 retrospective study of natural history of the disease recommended for conditional approval submission
December 2014 –
completed PoC
trial in patients with impaired dark adaptation (IDA)
Condition of IDA is a growing problem for with an expanding, aging population
Patients treated with QLT091001 showed a trend towards improvement in IDA rate and glare recovery
December 2014 –
completed RP 01 trial in RP patients with autosomal dominant RPE65 mutation
4 of 5 patients (80%) showed improvement in either retinal area and/or visual acuity compared to baseline
September
2014
–
completed
IRD
02
trial
(retreatment
of
patients
who
completed
positive
PoC
study
IRD
01)
Final trial results showing that a majority of patients (77% LCA and 86% RP) positively responded to treatment by either functional retinal area and/or visual acuity changes from baseline
July 2014 –
IRD 01 PoC
study results published in The Lancet, generating interest from scientific, medical and corporate communities
Retinoid Program Has Achieved Major Milestones

Finalized Phase 3 pivotal protocol for US and EU
Prospective, multi-center, placebo controlled comparative study of safety and efficacy or oral QLT091001 in subjects with inherited retinal disease phenotypically diagnosed with LCA or RP caused by RPE65 or LRAT gene mutations (IRD)
FDA and EMA both granted Orphan Drug designations
FDA granted Fast Track status for both LCA and RP
Indication
PC
P1
P2
P3
Mkt.
Comments
LCA and RP
Reported
positive
PoC
data
in
2011
and
2012
Reported
positive
final
results
from
Phase
1b
retreatment
trial
in
September
2014
Pivotal trial ready for commencing in 1H 2016
Planned MAA filing for conditional approval application in EU in 1H 2016
IDA
Phase 2a study complete
PoC
results reported in December 2014
RP with autosomal
dominant mutation
in RPE65
Phase 1b study completed in December 2014
Results reported in the 2014 Annual Report
Retinoid Program Building Momentum on
Clinical and Regulatory Fronts in US and EU

QLT091001 is expected to achieve first-line position in the treatment of inherited retinal diseases caused by mutations in RPE65 or LRAT
Currently there are no FDA or EMA approved medicinal treatments for LCA or RP
Orphan Drug designated by both FDA and EMA with $500+ million market potential
Gene therapy pipeline in early development (besides SPK-RPE65) and poses minimal sales erosion in the next 5 years
Advantages over gene therapy
Oral product; not an invasive surgery
Comprehensive therapy of the entire retina
Treats both eyes at the same time without multiple surgical procedures
Demonstrated beneficial effects of repeat treatment
Convenient oral dosing regimen likely an advantage where sophisticated surgical capabilities not available
Safety of retinoids
as a class well-understood by regulatory agencies
Well-understood mechanism of action
Clinical effect of gene therapy has reported to be transient after initial improvements
Retinoid Product Expected to Achieve
First-Line Position

Transaction Highlights
Transaction Highlights
Creation of a well-capitalized diversified, pure
play,
late-stage specialty ophthalmic
company
Late-stage, diversified ophthalmic pipeline focused on front of the eye and retinal indications
Cash flow generating royalty streams (AzaSite)
BromSite™ NDA to be submitted to FDA this week
Second NDA planned for DexaSite™ by 1H 2016
Rapid Phase 3 clinical trial initiation for ultra orphan retinoid product (QLT091001) and planned MAA filing for conditional approval in 2016
Multiple
ophthalmology
clinical
assets
–
combination
of
low-risk,
and
high
upside
products
Proprietary
drug
delivery
technology
(DuraSite
®
)
validated
by
two
approved
products
(AzaSite
®
& Besivance
®
)
Pipeline with significant commercial opportunity and long exclusivity
Major exchange listed: NASDAQ & TSX
Potential to unlock InSite’s assets’ values vs. current OTC/BB listing

Transaction Highlights
Transaction Highlights
Strong cash position/balance sheet
Sufficient funding for expected development costs of QLT’s retinoid program and InSite’s lead products
Cash flow generating royalty stream (AzaSite)
Potential milestones ($16M+) and royalty streams from ROW partnerships
AzaSite
(NiCox/Europe,
Senju/Japan)
and
BromSite
(Nicox/Europe)
Favorable Canadian tax domicile and significant Canadian NOLs retained by QLT
Provides significant strategic flexibility for partnering / M&A
Acquirer of choice for ophthalmic assets given low tax jurisdiction
Over $140 million of Canadian NOLs and R&D tax credits
Multiple
significant
news
flow
and
potential
value
creation
events
in
near-
and
medium-term
Leadership
and
operational
teams
drawn
from
legacy
QLT
and
InSite
Vision
teams